UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020 adomani, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4740 Green River Road, Suite 106

Corona, California 92880

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	ADOM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2020, ADOMANI, Inc. (the “Company”) received $500,000 in loan funding (the “Loan”) from Envirotech Drive Systems Incorporated / SRI Professional Services, Incorporated (“Lender”). The Loan is evidenced by a balloon payment promissory note, dated October 28, 2020, issued by the Company in favor of Lender (the “Note”) in an original principal amount of $500,000. No interest will accrue on the unpaid principal amount of the Loan. In connection with the funding of the Loan, the Company paid to Lender a origination fee in the amount of $49,999.

Under the terms of the Note, the unpaid principal amount of the Loan will be payable by the Company in one installment due upon the Company securing additional financing or issuing shares of its capital stock on or before December 31, 2020. In the event the Company does not secure such additional financing or issue such shares of its capital stock on or before December 31, 2020, the unpaid principal amount of the Loan will be due and payable by the Company on April 27, 2021. The Note may be prepaid in part or in full, at any time, without penalty.

The Note provides for certain customary events of default, including: (i) the failure of the Company to pay the principal when due; (ii) the filing of bankruptcy proceedings involving the Company as a debtor; (iii) the application for the appointment of a receiver for the Company; (iv) the making of a general assignment for the benefit of the Company’s creditors; (v) the insolvency of the Company; and (vi) a misrepresentation by the Company to Lender for the purpose of obtaining or extending credit. Upon the occurrence of an event of default, all amounts owed under the Note and any other obligations of the Company to Lender will become immediately due and payable.

The foregoing description of the Note does not purport to be complete is qualified in its entirety by reference to the full text of the Note, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10‑Q for the period ended September 30, 2020.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOMANI, Inc.

Dated: November 3, 2020	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer